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EXHIBIT 99.4

                    =============================================================================================
                                                 OFFICE OF THE UNITED STATES TRUSTEE
                    =============================================================================================
                                                                                                                         Page 1 of 2
-----------------------------------------------------    ------------------------------------------------------------
In re:                                                   DEBTOR IN POSSESSION INTERIM STATEMENT

PREMIER LASER SYSTEMS, INC.                              Statement Number:                   12
                    Debtor.                              For the Period     FROM:     March 1, 2001
Chapter 11 Case No. SA00-12031RA                                            TO        March 31, 2001
-----------------------------------------------------    ------------------------------------------------------------

                                                                      Wells Fargo     Wells Fargo      Wells Fargo    Wells Fargo
                                                                           Bank           Bank            Bank           Bank
                                                       Totals All      Certificate       General         Payroll        Money
CASH ACTIVITY ANALYSIS                                  Accounts        Of Deposit       Account         Account        Market
                                                     --------------- --------------- --------------- --------------- ---------------
A. Total Receipts All Prior Interim Stmts.           $27,398,860.93  $ 4,218,331.76  $ 5,668,886.73  $     5,000.00  $       621.13
B. Less: Total Disbursements All Prior Stmts          22,069,169.90      100,000.00    4,526,067.88       13,409.26            0.00
   Net Transfers Between Accounts                              0.00            0.00     (810,671.25)      17,000.00      870,000.00
                                                     --------------- --------------- --------------- --------------- ---------------
C. Beginning Balance (A less B)                        5,329,691.23    4,118,331.76      332,147.60        8,590.74      870,621.13
D. Receipts During Current Period                         27,493.92       17,026.28        9,371.31            0.00        1,096.33
    (See attached for detail)                        --------------- --------------- --------------- --------------- ---------------

E. Balance Available (C plus D)                        5,357,185.15            0.00      341,518.91        8,590.74      871,717.46
F. Less: Disbursements during period                     164,811.93            0.00      155,821.10        8,990.83            0.00
   Transfers Between Accounts                                  0.00            0.00     (155,100.00)       4,100.00      149,000.00
                                                     --------------- --------------- --------------- --------------- ---------------
G. Ending Balance (E less F)                         $ 5,192,373.22  $ 4,135,358.04  $    32,597.81  $     3,699.91  $ 1,020,717.46
                                                     =============== =============== =============== =============== ===============
------------------------------------------------------------------------------------------------------------------------------------

H. Depository Information

     1. Held Asset Certificate of Deposit Account
        Depository Name & Location                Wells Fargo Bank, 441 West Whittier Blvd., La Habra, CA  90631
        Account Number                            200-919-3020                           (New Account Opened)

     2. General Account
        Depository Name & Location                Wells Fargo Bank, 441 West Whittier Blvd., La Habra, CA  90631
        Account Number                            201-191-4462                           (New Account Opened)

     3. Payroll Account
        Depository Name & Location                Wells Fargo Bank, 441 West Whittier Blvd., La Habra, CA  90631
        Account Number                            201-191-4488                           (New Account Opened)

     4. Money Market Account
        Depository Name & Location                Wells Fargo Bank, 441 West Whittier Blvd., La Habra, CA  90631
        Account Number                            200-919-3020                           (New Account Opened)


------------------------------------------------------------------------------------------------------------------------------------
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   I, Robert P. Mosier, President, declare under penalty of perjury that the information contained in the above Debtor In Possession Interim Statement is true and complete to the best of my knowledge.



------------------------------ -------------------------------------------------
Dated                          Robert P. Mosier, President, Debtor In Possession

                                                                     Sheet 1 (4)
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            =============================================================================================
                                         OFFICE OF THE UNITED STATES TRUSTEE
            =============================================================================================
                                                                                                          Page 2 of 2
-----------------------------------------------------    ------------------------------------------------------------
In re:                                                   DEBTOR IN POSSESSION INTERIM STATEMENT

PREMIER LASER SYSTEMS, INC.                              Statement Number:                   12
                    Debtor.                              For the Period     FROM:     March 1, 2001
Chapter 11 Case No. SA00-12031RA                                            TO        March 31, 2001
-----------------------------------------------------    ------------------------------------------------------------

                                                        CBT Bank        CBT Bank       CBT Bank         CBT Bank
                                                      Money Market       General        Payroll           Tax
CASH ACTIVITY ANALYSIS                                  Account          Account        Account         Account
                                                     --------------- --------------- --------------- ---------------
A. Total Receipts All Prior Interim Statements       $ 4,523,661.62  $12,560,832.69  $   421,327.00  $       200.00
B. Less: Total Disbursements All Prior Statements      4,522,652.11   12,487,233.67      419,606.98          200.00
   Net Transfers Between Accounts                         (1,009.51)     (73,599.02)      (1,720.02)           0.00
                                                     --------------- --------------- --------------- ---------------
C. Beginning Balance (A less B)                               (0.00)          (0.00)           0.00            0.00
D. Receipts During Current Period                              0.00            0.00            0.00            0.00
    (See attached for detail)                        --------------- --------------- --------------- ---------------

E. Balance Available (C plus D)                               (0.00)          (0.00)           0.00            0.00
F. Less: Disbursements during period                           0.00            0.00            0.00            0.00
   Transfers Between Accounts                                  0.00            0.00            0.00            0.00
                                                     --------------- --------------- --------------- ---------------
G. Ending Balance (E less F)                         $        (0.00) $        (0.00) $         0.00  $         0.00
                                                     =============== =============== =============== ===============
---------------------------------------------------------------------------------------------------------------------

H. Depository Information

     5. Money Market Account                      Account Closed and Funds Trnasferred to new Wells Fargo Account
        a) Depository Name & Location             California Bank & Trust, 3250 Wilshire Blvd., Los Angeles, CA 90010
        b) Account Number                         3700011381

     6. General Account                           Account Closed and Funds Trnasferred to new Wells Fargo Account
        a) Depository Name & Location             California Bank & Trust, 3250 Wilshire Blvd., Los Angeles, CA 90010
        b) Account Number                         3700011111

     7. Payroll Account                           Account Closed and Funds Trnasferred to new Wells Fargo Account
        a) Depository Name & Location             California Bank & Trust, 3250 Wilshire Blvd., Los Angeles, CA 90010
        b) Account Number                         3700021509

     8. Tax Account                               Account Closed and Funds Trnasferred to new Wells Fargo Account
        a) Depository Name & Location             California Bank & Trust, 3250 Wilshire Blvd., Los Angeles, CA 90010
        b) Account Number                         3700011031


---------------------------------------------------------------------------------------------------------------------

I, Robert P. Mosier, President, declare under penalty of perjury that the information contained in the above
Debtor In Possession Interim Statement is true and complete to the best of my knowledge.



------------------------------                                      -------------------------------------------------
Dated                                                               Robert P. Mosier, President, Debtor In Possession

                                                                                                           Sheet1 (5)
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
-----------------------------------------------------    ------------------------------------------------------------
In re:                                                   DEBTOR IN POSSESSION OPERATING REPORT

PREMIER LASER SYSTEMS, INC. Debtor                       Report #:         12         Page 1 of 3
1 Argonaut, Suite 201, Aliso Viejo, VA 92656             For the Period     FROM:     March 1, 2001
SA00-12031RA                                                                TO        March 31, 2001
-----------------------------------------------------    ------------------------------------------------------------

1.   Profit and Loss Statement
     a. Related to Business Operations:
        -------------------------------
        Gross Sales/ A/R Collected                                     $   1,267.26
        Less: Sales Returns and Discounts                                      0.00
                                                                       -------------
               Net Sales                                                               $   1,267.26
        Less: Cost of Goods Sold:                                                              0.00
                                                                                       -------------
               Gross Profit                                                                            $   1,267.26

        Less: Operating Expenses:
        -------------------------
        Officer Compensation                                              20,650.00
        Salaries and Wages - Other Employees                               5,838.52
                                                                       -------------
               Total Salaries and Wages                                                   26,488.52
        Employee Benefits and Pensions                                       139.00          139.00
        Payroll Taxes                                                      2,538.79
        Real Estate Taxes                                                      0.00
        Federal and State Income Taxes                                         0.00
                                                                       -------------
               Total Taxes                                                                 2,538.79
        Rent and Lease Expense                                             1,500.00
        Outside Services                                                  83,707.21
        Insurance                                                          6,232.97
        Security/Alarm                                                         0.00
        Utilities (Gas, Electricity, Water, Phone, etc.)                   4,088.71
        Patent & Securities/Exchange Expenses                              3,285.00
        Repairs, Maintenance & Gardening                                   4,043.22
        Supplies, Office Exp., Photocopies, etc.                           2,830.10
        Moving & Storage of Records                                       14,332.08
        Bank Charges                                                           0.00
                                                                       -------------
               Total Other Operating Expenses                                            120,019.29
                                                                                       -------------
               Total Operating Expenses                                                                  149,185.60
                                                                                                       -------------
        NET GAIN/(LOSS) FROM BUSINESS OPERATIONS                                                        (147,918.34)

     b. Income Not Related to Business Operations:
        ------------------------------------------
               Interest Income                                                            18,122.61
               Vendor Refunds                                                                 52.92
               Employee Health Insurance Payments                                            772.89
               Gross Proceeds on Sales of Assets                                           7,278.24
               Less: Orig Cost of Assets + Expenses of Sale                                    0.00
               Net Gain/Loss on Sale of Assets                                                 0.00
                                                                                       -------------
               Total Non-Operating Income                                                                 26,226.66
        Expenses not Related to Business Operations
        -------------------------------------------
               UST Quarterly Fees                                                              0.00
               Court Approved Professional Fees                                                0.00
               Costs - Fax/Xerox/Postage                                                       0.00
               Claims Review                                                               3,626.33
               Court Approved Settlements                                                 12,000.00
                                                                                       -------------
               Total Non Operating Expenses                                                               15,626.33
                                                                                                       -------------

        NET INCOME (LOSS) FOR PERIOD                                                                   $(137,318.01)
                                                                                                       =============

This financial statement has been prepared on the cash basis of accounting. As this is a liquidating case, the
Debtor believes that an accrual based financial statement would be misleading.
                                                                                                              Sheet1
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             =============================================================================================
                        DEBTOR IN POSSESSION OPERATING REPORT NO.:   12         PAGE 2 OF 3
                                                                   ------
             =============================================================================================

2.   Aging of Accounts Payable and Accounts Receivable (excluding pre-petition payable): SEE ATTACHMENT #1

                                                                 Accrued        Accounts       Accounts
                                                                 Payroll        Payable       Receivable
                                                                 -------        -------       ----------
 Current      Under 30 Days                                        $0          $113,854               $0
 Overdue      31 - 60 Days                                         $0              $400               $0
 Overdue      61 - 90 Days                                         $0           $10,650               $0
 Overdue      91 - 120 Days                                        $0           $18,307               $0
 Overdue      Over 121 Days                                        $0           $23,744       $5,330,306
                                                           -----------------------------  ---------------
 TOTAL                                                             $0          $166,956       $5,330,306
                                                           =============================  ===============

3.   Statement of Status of Payments to Secured Creditors and Lessors:
                                                                                     Post-Petition
                                                 Amount of                         Payments Not Made
                            Frequency of            Each         Next Pay          -----------------
 Creditor / Lessor            Payment             Payment           Due          Number         Amount
 -----------------            -------             -------        --------        ------         ------

 SEE ATTACHMENT # 2

4.   Tax Liability:
       Gross Payroll Expense for Period:         $ 8,377.31
                                                 -----------
       Gross Sales for Period Subject to Sales Tax    $0.00
                                                 -----------

                                                Date           Amount
                                                Paid            Paid         Post Petition Taxes Still Owing
                                                ----            ----         -------------------------------

       *Federal Payroll & Withholding Taxes                  $2,136.33       None
       *State Payroll & Withholding Taxes                      $402.46
       State Sales & Use Taxes                                   $0.00       None
       Real Property Taxes                                       $0.00       None

*Premier Laser Systems, Inc. is on full service with ADP Payroll processing.  They deduct all payroll taxes and remit to the correct taxing agency.
                                                                                                             Premium
                                                                                             Policy Exp.     Paid
5.   Insurance Coverage             Carrier/Agent Name               Amount of Coverage      Date            Thru Date
                                    ------------------               ------------------      -----------     ---------

     Workers Compensation           HIH/Calco                        $1M,$1M,$1M             06/01/2001      06/01/2001
     Product/Completed Liab.        Medmarc/AON                      $10K ea, $100K agg.     02/28/2002      02/28/2002
                                                                     Self Ins. Ea. $50K
                                                                     $200 agg.
     Liability                      Federal Insurance/AON            $4M ea, $4M agg         03/01/2001 *    03/01/2001*
     Directors & Officers Liab.     World Wide Facilities/RLI        $5M ea., $5m agg.       01/21/2004      01/21/2004
     Fire & Extended Coverage       Included in Property Add General
                                      Liability Insurance
     Property & Genl Liab.          Federal Insurance/AON            $1M ea., $2M agg.       03/01/2001 *    03/01/2001*
               Theft                Federal Insurance/AON            $75K & $75K             03/01/2001 *    03/01/2001*

               Vehicle (Hired)      Federal Insurance/AON            $1M                     03/01/2001 *    03/01/2001*

 *The Liability, Fire & Extended Coverage and Property & General Liability policies are currently being negotiated and we expect them to bind today (4/13/01) or Monday (4/16/01).

                                                                                                              Sheet1 (2)
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             =============================================================================================
                        DEBTOR IN POSSESSION OPERATING REPORT NO.:   12         PAGE 3 OF 3
                                                                   ------
             =============================================================================================

6.  Questions:
    a.   Has the Debtor in Possession provided compensation to any officers, directors, shareholders or other principals without the approval of the
         Office of the United States Trustee?
                                  Yes    Explain:
         ----------------------                  -------------------------------------------------------------------------
                   X              No
         ----------------------                  -------------------------------------------------------------------------

    b.   Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its pre-petition unsecured debt, except as have been authorized by the Court?
                                  Yes    Explain:
         ----------------------                  -------------------------------------------------------------------------
                   X               No
         ----------------------                  -------------------------------------------------------------------------

7.  Statement of Unpaid Professional Fees (Post-Petition Amounts ONLY):                    Total
         SEE ATTACHED STATEMENT # 3                                                    Post-Petition
                                                       Type of Professional                Amount
         Name of Professional                      (Attorney, Accountant / etc)            Unpaid
         --------------------                      ----------------------------            ------
         Knobbe, Marten, Olson & Bear              Attorney                              $54,422.71
         O'Melveney & Myers                        Attorney                             $466,439.47
         Winthrop & Couchet                        Attorney                             $190,787.76
         Squar Milner Rheel & Williamson           Accountants                           $41,287.75


8.  Narrative of Report of Significant Events and Events out of the Ordinary Course of Business: (ATTACH
    SEPARATE SHEET IF NECESSARY).

         SEE ATTACHMENT #4

9.  Quarterly Fees:
                                    Total                                                                       Quarterly
            Quarter             Disbursements     Quarterly         Date          Amount          Check            Fee
             Ending              For Quarter         Fee            Paid           Paid           Number       Still Owing
             ------              -----------      ---------         ----          ------          ------       -----------
           03/31/2000              $69,829            $500       04/27/2000         $500       10035/10038          $0
           06/30/2000             $790,305          $3,750       07/19/2000       $3,750          10352             $0
           09/30/2000             $683,186          $3,750       10/16/2000       $3,750          10567             $0
           12/31/2000           $1,251,798          $5,000       01/04/2001       $5,000           114              $0


  I. Robert P. Mosier, President , declare under penalty of perjury that the information contained in the above Debtor In Possession Operating Report is true and Complete to the best of my knowledge.




  ----------------------------------------------------             -------------------------------------------------------
  Dated                                                            Robert P.  Mosier,
                                                                   President, Debtor In Possession
                                                                                                                Sheet1 (3)

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
                                                           ATTACHMENT # 1

3.   STATEMENT OF STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS:

------------------------------------------------------------------------------------------------------------------------------------
                                           Frequency                                     Post Petition
                                           of Payments      Amount      Next           Payments Not Made           Notes
    Creditor/                              per Contract/    of Each     Payment    -------------------------------------------------
    Lessor                                 Lease            Payment     Due           Number     Amount
------------------------------------------------------------------------------------------------------------------------------------
   1  William Simmons                      Monthly         2,000.00     01-Apr                             4 month office lease

   2  Konica(1)                            Monthly           217.58     April            1      2,200.00   Fax machine, 2028 copier

   3  Konica(1)                            Monthly           328.31     April            1                 7490 Copier

   3  Konica(1)                            Monthly           388.42     May              1      5,000.00   7050 Copier, no stip

   5  Pitney Bowes Credit Corporation(1)   Quarterly       1,395.00                      -     Zero owed   Equip. retrieved

   6  Steelcase Financial Services(4)      Monthly           381.94     May              1      2,056.00   Equip. sold to Intralase

   7  Dell(1)                              Monthly           965.83                            Zero owed   Equip. retrieved

   8  Green Tree(1)                        Monthly           778.23                            Zero owed   Equip. retrieved, laptops

   9  IC Capital(3)                        Monthly           483.78     May                                no stip yet.

  10  Intelenet                            Monthly           474.00     April/May        1        505.00   Cancel as of 3/1/01
------------------------------------------------------------------------------------------------------------------------------------

   (1) Signed Stipulation
   (2) Signed Stipulation
   (3) O'Melveny handling in court
   (4) Under Negotiation

                                                                                                                              Sheet2
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

                                                           ATTACHMENT # 2

3.   STATEMENT OF STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS:

------------------------------------------------------------------------------------------------------------------------------------
                                           Frequency                                     Post Petition
                                           of Payments      Amount      Next           Payments Not Made           Notes
    Creditor/                              per Contract/    of Each     Payment    -------------------------------------------------
    Lessor                                 Lease            Payment     Due           Number     Amount
------------------------------------------------------------------------------------------------------------------------------------
   1  William Simmons                      Monthly         2,000.00     01-Apr                             4 month office lease

   2  Konica(1)                            Monthly           217.58     April            1      2,200.00   Fax machine, 2028 copier

   3  Konica(1)                            Monthly           328.31     April            1                 7490 Copier

   3  Konica(1)                            Monthly           388.42     May              1      5,000.00   7050 Copier, no stip

   5  Pitney Bowes Credit Corporation(1)   Quarterly       1,395.00                      -     Zero owed   Equip. retrieved

   6  Steelcase Financial Services(4)      Monthly           381.94     May              1      2,056.00   Equip. sold to Intralase

   7  Dell(1)                              Monthly           965.83                            Zero owed   Equip. retrieved

   8  Green Tree(1)                        Monthly           778.23                            Zero owed   Equip. retrieved, laptops

   9  IC Capital(3)                        Monthly           483.78     May                                no stip yet.

  10  Intelenet                            Monthly           474.00     April/May        1        505.00   Cancel as of 3/1/01
------------------------------------------------------------------------------------------------------------------------------------

   (1) Signed Stipulation
   (2) Signed Stipulation
   (3) O'Melveny handling in court
   (4) Under Negotiation

                                                                                                                              Sheet2
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                                                            ATTACHMENT #3

                                                           March 31, 2001

PROFESSIONALS                         >120 Days      91-120 Days        61-90 Days     31-60 Days     <30 Days        Total
------------------------------------------------------------------------------------------------------------------------------------
Squar Milner                                                             19,485.75      15,602.00      6,200.00     41,287.75

Knobbe, Marten, Olson, & Bear         12,291.62        16,287.96         14,592.28       4,510.00      6,740.85     54,422.71

O'Melveny & Myers                    190,634.97        75,000.00         94,000.00      57,383.00     49,421.50    466,439.47

Winthrop & Couchot                    47,725.87        20,000.00         46,146.40      36,074.00     40,841.49    190,787.76

------------------------------------------------------------------------------------------------------------------------------------

Total Professional Fees              250,652.46       111,287.96        174,224.43     113,569.00    103,203.84    752,937.69


Grand Total (Vendors+Professionals)                                                                                919,893.28


                                                                                                                              Sheet1
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